Provident Trust Strategy Fund
SCHEDULE OF INVESTMENTS
June 30, 2021 (Unaudited)

Shares or Principal Amount		Value
COMMON STOCKS - 87.8% (a)
	Commercial Services, Finance - 11.2%
99,880	PayPal Holdings, Inc. *	$29,113,022
	Computer Services - 7.1%
62,760	Accenture PLC, Cl A	18,501,020
	Distribution/Wholesale - 3.7%
184,400	Fastenal Co.	9,588,800
	Finance, Credit Card - 3.2%
35,605	Visa Inc.	8,325,161
	Finance, Investment Banker/Broker - 8.1%
289,180	The Charles Schwab Corp.	21,055,196
	Internet Content-Entertainment - 5.4%
40,000	Facebook, Inc. *	13,908,400
	Investment Management/Advisory Services - 7.0%
91,560	T. Rowe Price Group Inc.	18,126,133
	Medical, Health Maintenance Organization - 7.5%
48,470	UnitedHealth Group Inc.	19,409,327
	Retail, Building Products - 5.8%
47,530	The Home Depot, Inc.	15,156,842
	Retail, Discount - 5.0%
33,110	Costco Wholesale Corp.	13,100,634
	Super-Regional Banks - United States - 6.7%
91,220	PNC Financial Services Group, Inc.	17,401,127
	Web Portals/Internet Service Providers - 17.1%
9,000	Alphabet, Inc., Cl A *	21,976,110
9,000	Alphabet, Inc., Cl C *	22,556,880
		44,532,990
	Total common stocks (cost $58,679,798)	228,218,652

SHORT-TERM INVESTMENTS - 12.2% (a)
	Money Market Fund - 4.5%
11,683,614	First American Treasury Obligations Fund, Cl X, 0.013%^	11,683,614
	Total money market fund (cost $11,683,614)	11,683,614
	U.S. Treasury Securities - 7.7%
$ 20,000,000	U.S. Treasury Bills, 0.053%, due 12/09/21†	19,995,304
	Total U.S. treasury securities (cost $19,997,764)	19,995,304
	Total short-term investments (cost $31,681,378)	31,678,918
	Total investments - 100.0% (cost $90,361,176)	259,897,570
	Other liabilities, less assets - 0.0% (a)	(40,569)
	TOTAL NET ASSETS - 100.0%	$259,857,001

(a)	Percentages for the various classifications relate to total net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7-day yield as of June 30, 2021.
†	The rate shown is the effective yield as of June 30, 2021.
PLC	Public Limited Company

Provident Trust Strategy Fund

Summary of Fair Value Exposure at June 30, 2021 (Unaudited)
The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 – Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of June 30, 2021, based on the inputs used to value them:
Investments
Valuation Inputs	in Securities
Assets:
Level 1 - Common Stocks	$228,218,652
Money Market Fund	11,683,614
Total Level 1	239,902,266
Level 2 - U.S. Treasury Securities	19,995,304
Level 3 -	---
Total	$259,897,570

See the Schedule of Investments for investments detailed by industry classifications.